UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 17, 2010

Neuro – Biotech Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada	33-55254-42	87-0485310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4020 St-Ambroise, Suite 497, Montreal, Quebec Canada	H4C 2C7
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:       438-380-9324 ext 228

M45 Mining Resources, Inc., 1212 Redpath Crescent, Montreal (Quebec) Canada H3G 2K1
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 11, 2010 the Board of Directors and Shareholders of M45 Mining Resources, Inc. (the ‘Company”) determined it to be in the best interest of the Company that the name of the Company be modified to Neuro-Biotech Corp.  Accordingly, on February 19, 2010 the Nevada Secretary of State filed the Certificate of Amendment amending Article First of the Company’s Certificate of Incorporation to read as follows: The name of the Corporation is Neuro-Biotech Corp.  On June 16, 2010 FINRA approved the abovementioned name change and such corporate action is deemed effective June 17, 2010.  The Company’s trading symbol will remain MRES.

On June 15, 2010 the Company updated its Company Business Address Information on file with the Securities and Exchange Commission to the following:

4020 St-Ambroise
Suite 497
Montreal, Quebec H4C 2C7

Telephone: 438-380-9324 ext 222

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: June 17, 2010

NEURO-BIOTECH CORP.

/s/ Barry Somervail

Barry Somervail, Chief Executive Officer